Other Income (Expenses), Net (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Nonoperating Income (Expense) [Abstract]
Pension non-service cost	$ (11,715)	$ (13,643)	$ (10,920)
Gain on Sale of Investments	0	16,727	0
Other Nonoperating Income (Loss), Revaluation On Investments	17,282	4,100	8,281
Impairment of investment	0	0	(3,692)
Capital gain	(231)	224	88
Other income, net	$ 5,336	$ 7,408	$ (6,243)